SEGMENT INFORMATION
                               TECHNE CORPORATION AND SUBISIDARIES
                              (in thousands of $'s, except per share data)

                                                                          Increase (Decrease)
                                       Fiscal 2004                         From Fiscal 2003
                           ---------------------------------------- ------------------------------
                           First   Second  Third           Percent  First   Second  Third
                           Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter  YTD
                           ------- ------- ------- ------- -------- ------- ------- ------- ------
Sales                      37,993  38,264  42,541  118,798   100%    3,445   4,964   4,804  13,213
Cost of sales               8,663   8,441   8,946   26,050    22%      (27)     70     190     233
                           ------  ------  ------  -------  ------- ------  ------  ------  ------
Gross margin               29,330  29,823  33,595   92,748    78%    3,472   4,894   4,614  12,980

Gross margin percentage      77.2%   77.9%   79.0%    78.1%

SG&A expense                5,083   5,519   5,456   16,058    14%      132     618     750   1,500
R&D expense                 4,963   5,450   5,082   15,495    13%      130     471    (204)    397
Amortization expense          400     399     400    1,199     1%      (84)    (86)    (85)   (255)
Interest expense              175     172     167      514    --      (148)   (124)    (11)   (283)
Interest income              (726)   (762)   (853)  (2,341)   (2%)      64     (58)   (121)   (115)
Other non-operating
 exp., net                     78      20     415      513    --       (72)     36     475     439
                           ------  ------  ------  -------  ------- ------  ------  ------  ------
                            9,973  10,798  10,667   31,438    26%       22     857     804   1,683
                           ------  ------  ------  -------  ------- ------  ------  ------  ------
Earnings before
 income taxes              19,357  19,025  22,928   61,310    52%    3,450   4,037   3,810  11,297
Income taxes                6,785   6,655   8,309   21,749    19%    1,323   1,548   1,585   4,456
                           ------  ------  ------  -------  ------- ------  ------  ------  ------
                           12,572  12,370  14,619   39,561    33%    2,127   2,489   2,225   6,841
                           ======  ======  ======  =======  ======= ======  ======  ======  ======
Diluted earnings
 per share                   0.30    0.30    0.35     0.95
Weighted average diluted
 shares outstanding        41,600  41,653  41,752   41,668




                                       HEMATOLOGY DIVISION
                                      (in thousands of $'s)

                                                                          Increase (Decrease)
                                       Fiscal 2004                         From Fiscal 2003
                           ---------------------------------------- ------------------------------
                           First   Second  Third           Percent  First   Second  Third
                           Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter  YTD
                           ------- ------- ------- ------- -------- ------- ------- ------- ------
Sales                       4,281   4,454   4,069  12,804     100%     507     468      72  1,047
Cost of sales               2,346   2,344   2,234   6,924      54%     209     232      53    494
                          ------- ------- ------- ------- -------- ------- ------- ------- ------
Gross margin                1,935   2,110   1,835   5,880      46%     298     236      19    553

Gross margin percentage      45.2%   47.4%   45.1%   45.9%

SG&A expense                  391     383     439   1,213       9%      (9)     16      74     81
R&D expense                   191     190     203     584       5%      18      (3)      4     19
Interest income               (77)    (74)    (79)   (230)     (2%)     24       9       8     41
                          ------- ------- ------- ------- -------- ------- ------- ------- ------
                              505     499     563   1,567      12%      33      22      86    141
                          ------- ------- ------- ------- -------- ------- ------- ------- ------
Pretax result               1,430   1,611   1,272   4,313      34%     265     214     (67)   412
                          ======= ======= ======= ======= ======== ======= ======= ======= ======


                                     BIOTECHNOLOGY DIVISION
                                     (in thousands of $'s)

                                                                           Increase (Decrease)
                                       Fiscal 2004                          From Fiscal 2003
                           ----------------------------------------- ------------------------------
                           First   Second  Third            Percent  First   Second  Third
                           Quarter Quarter Quarter    YTD   of Sales Quarter Quarter Quarter  YTD
                           ------- ------- -------  ------- -------- ------- ------- ------- ------
Sales                      28,653  27,766  31,214   87,633     100%   2,016   2,811   2,697  7,524
Intersegment sales         (4,621) (4,967) (5,145) (14,733)            (471)   (466)   (270) (1,207)
                           ------  ------  ------  -------           ------  ------  ------  ------
                           24,032  22,799  26,069   72,900            1,545   2,345   2,427   6,317

Cost of sales               5,916   5,530   6,121   17,567      20%     191      70     429     690
Intersegment sales         (4,521) (4,894) (5,140) (14,555)            (371)   (411)   (272) (1,054)
                           ------  ------  ------  -------           ------  ------  ------  ------
                            1,395     636     981    3,012             (180)   (341)    157    (364)

Gross margin               22,637  22,163  25,088   69,888      80%   1,725   2,686   2,270   6,681

Gross margin percentage      79.4%   80.1%   80.4%    80.0%

SG&A expense                2,651   2,949   2,917    8,517      10%     (61)    109     271     319
R&D expense                 4,164   4,307   4,290   12,761      15%     201     180     127     508
Amortization expense          400     399     400    1,199       1%     (84)    (86)    (85)   (255)
Interest income              (406)   (388)   (411)  (1,205)     (1%)     85      19      14     118
                           ------  ------  ------  -------  -------  ------  ------  ------  ------
                            6,809   7,267   7,196   21,272      25%     141     222     327     690
                           ------  ------  ------  -------  -------  ------  ------  ------  ------
Pretax result              15,828  14,896  17,892   48,616      55%   1,584   2,464   1,943   5,991
                           ======  ======  ======  =======  =======  ======  ======  ======  ======



                                     R&D SYSTEMS EUROPE
                                (in thousands of Br. pounds)

                                                                          Increase (Decrease)
                                       Fiscal 2004                         From Fiscal 2003
                           ---------------------------------------- ------------------------------
                           First   Second  Third           Percent  First   Second  Third
                           Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter  YTD
                           ------- ------- ------- ------- -------- ------- ------- ------- ------
Sales                       5,980   6,365   6,721  19,066    100%      663     732     397  1,792
Intersegment sales             --      --      --      --                9       6       8     23
                          ------- ------- ------- -------          ------- ------- ------- ------
                            5,980   6,365   6,721  19,066              672     738     405  1,815

Cost of sales               3,040   3,157   3,107   9,304     49%     (157)   (203)   (498)  (858)
                          ------- ------- ------- -------  ------  ------- ------- ------- ------
Gross margin                2,940   3,208   3,614   9,762     51%      820     935     895  2,650

Gross margin percentage      49.2%   50.4%   53.8%   51.2%

SG&A expense                1,050   1,092     978   3,120     16%       17     101      13    131
Interest income              (127)   (150)   (175)   (452)    (2%)     (23)    (35)    (60)  (118)
Exchange loss/(gain)          (49)    (73)     46     (76)    --       (80)      6     171     97
                          ------- ------- ------- -------  ------  ------- ------- ------- ------
                              874     869     849   2,592      14%     (86)     72     124    110
                          ------- ------- ------- -------  ------  ------- ------- ------- ------
Pretax result               2,066   2,339   2,765   7,170      37%     906     863     771  2,540
                          ======= ======= ======= =======  ======  ======= ======= ======= ======



                                    R&D SYSTEMS EUROPE
                                   (in thousands of $'s)

                                                                          Increase (Decrease)
                                       Fiscal 2004                         From Fiscal 2003
                           ---------------------------------------- ------------------------------
                           First   Second  Third           Percent  First   Second  Third
                           Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter  YTD
                           ------- ------- ------- ------- -------- ------- ------- ------- ------
Sales                       9,680  11,011  12,403  33,094     100%   1,379   2,142   2,291  5,812
Intersegment sales             --      --      --      --               14       9      14     37
                          ------- ------- ------- -------          ------- ------- ------- ------
                            9,680  11,011  12,403  33,094            1,393   2,151   2,305  5,849

Cost of sales               4,922   5,461   5,731  16,114      49%     (70)    170     (34)    66
                          ------- ------- ------- ------- -------- ------- ------- ------- ------
Gross margin                4,758   5,550   6,672  16,980      51%   1,449   1,972   2,325  5,746

Gross margin percentage      49.2%   50.4%   53.8%   51.3%

SG&A expense                1,699   1,891   1,805   5,395      16%      87     328     261    676
Interest income              (206)   (260)   (323)   (789)     (2%)    (43)    (80)   (138)  (261)
Exchange loss/(gain)          (84)   (129)     85    (128)     --     (133)     (1)    285    151
                          ------- ------- ------- ------- -------- ------- ------- ------- ------
                            1,409   1,502   1,567   4,478      14%     (89)    247     408    566
                          ------- ------- ------- ------- -------- ------- ------- ------- ------
Pretax result               3,349   4,048   5,105  12,502      37%   1,538   1,725   1,917  5,180
                          ======= ======= ======= ======= ======== ======= ======= ======= ======




                                CORPORATE AND OTHER (1)
                                (in thousands of $'s)


                                                                 Increase (Decrease)
                                       Fiscal 2004               From Fiscal 2003
                           ------------------------------- ------------------------------
                           First   Second  Third           First   Second  Third
                           Quarter Quarter Quarter   YTD   Quarter Quarter Quarter  YTD
                           ------- ------- ------- ------- ------- ------- ------- -------
Interest income                37      40      40     117       2       6       5      13
Rental income                  19      46      20      85      19      40       1      60
                          ------- ------- ------- ------- ------- ------- ------- -------
                               56      86      60     202      21      46       6      73

SG&A expense                  342     296     295     933     115     165     144     424
R&D-CCX losses                436     828     519   1,783     (83)    332    (274)    (25)
R&D-DGI losses                172     125      47     344      (6)    (38)    (84)   (128)
R&D-Hemerus losses             --      --      23      23      --      --      23      23
Interest expense              175     172     167     514    (148)   (124)    (11)   (283)
Building expense              181     195     350     726      80      77     191     348
                          ------- ------- ------- ------- ------- ------- ------- -------
                            1,306   1,616   1,401   4,323     (42)    412     (11)    359
                          ------- ------- ------- ------- ------- ------- ------- -------
Pretax result              (1,250) (1,530) (1,341) (4,121)     63    (366)     17    (286)
                          ======= ======= ======= ======= ======= ======= ======= =======



(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX), Discovery Genomics, Inc. (DGI) and Hemerus Medical, LLC.